Date Filed:October 23, 2002                                                             SEC File No.333-98373

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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EXHIBITS

TO

REGISTRATION STATEMENT

ON FORM SB-2

UNDER

THE SECURITIES ACT OF 1933

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DALLAS RAILROAD COMPANY

INDEX TO EXHIBITS

     EXHIBIT NO.                SEC REFERENCE          TITLE OF DOCUMENT                               LOCATION
                                    NUMBER
          1                           3                Charter and Bylaws                              Original Filing

          2                           5                Opinion and consent of Carter                   This Filing
                                                       Holmes pllc Attorneys and
                                                       Counselors at Law
          3                       15 and 23            Killman, Murrell & Company, P.C.                This Filing
                                                       Certified Public Accountants
          4                          23                Consent of Carter Holmes pllc (See              This Filing
                                                       Exhibit 2)
          5                          10                Promissory notes from Company to                Original filing
                                                       Doug Nichols and Craig Stewart
          6                          10                Bill of Sale for Railcar                        Original filing

EXHIBIT 2

CONSENT OF CARTER HOLMES PLLC
ATTORNEYS AND COUNSELORS AT LAW

CARTER HOLMES pllc
ATTORNEYS AND COUNSELORS
HAMPTON COURT
4311 OAK LAWN AVE.
SUITE 600
DALLAS, TEXAS 75219

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STEVEN B. HOLMES
TELEPHONE (214) 765-6000
FACSIMILE (214) 292.9354
E-MAIL SHOLMES@CARTER-HOLMES.COM

October 23, 2002

Board of Directors
Dallas Railroad Company
2603 Fairmount, Suite 200
Dallas, Texas 75201

Re: Dallas Railroad Company
Registration Statement on Form SB-2

Gentlemen:

We have been retained by Dallas Railroad Company (the "Company") in connection with the Registration Statement (the "Registration Statement") on Form SB-2, to be filed by the Company with the Securities and Exchange Commission relating to the offering of securities of the Company. You have requested that we render our opinion as to whether or not the securities proposed to be issued on terms set forth in the Registration Statement will be validly issued, fully paid, and non-assessable.

In connection with the request, we have examined the following:

1. Articles of Incorporation of the Company;

2. Bylaws of the Company;

3. The Registration Statement; and

4. Unanimous consent resolutions of the Company's Board of Directors.

We have examined such other corporate records and documents and have made such other examinations as we have deemed relevant.

Based on the above examination, we are of the opinion that the securities of the Company to be issued pursuant to the Registration Statement are validly authorized and, when issued in accordance with the terms set forth in the Registration Statement, will be validly issued, and fully paid, and non-assessable under the corporate laws of the State of Nevada.

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We consent to our name being used in the Registration Statement as having rendered the foregoing opinion and as having represented the Company in connection with the Registration Statement.

Sincerely,
CARTER HOLMES pllc

/s/ Steven B. Holmes
Steven B. Holmes

SBH

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EXHIBIT 3

CONSENT OF KILLMAN, MURRELL & COMPANY, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

3

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the inclusion in this Registration Statement on Form SB-2, Amendment #1, of our report dated June 17, 2002, on the balance sheet as of December 31, 2001, and the related statements of operations, stockholders' equity and cash flows for the period from March 5, 2001 (inception) to December 31, 2001 of Dallas Railroad Company. We also consent to the reference to our firm under the caption "Experts" in the Prospectus, which is part of this Registration Statement.

Dallas, Texas
October 23, 2002

/s/ KILLMAN, MURRELL & COMPANY P.C.
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KILLMAN, MURRELL & COMPANY, P.C.
CERTIFIED PUBLIC ACCOUNTANTS

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EXHIBIT 4

CONSENT OF CARTER HOLMES PLLC
(SEE EXHIBIT 2)

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